Exhibit 99.2
CVB Financial Corp. 1

Safe Harbor Certain matters set forth herein constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including forward-looking statements relating to the Company's current business plan and expectations regarding future operating results. These forward-looking statements are subject to risks and uncertainties that could cause actual results, performance or achievements to differ materially from those projected. These risks and uncertainties include, but are not limited to, the impact of changes in interest rates, a decline in economic conditions, adverse changes resulting from natural and manmade disasters, effects of government regulation and increased competition among financial services providers and other factors set forth in the Company's public reports including its Annual Report on Form 10-K for the year ended December 31, 2007, and particularly the discussion of risk factors within that document. The Company does not undertake, and specifically disclaims any obligation to update any forward- looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements except as required by law. 2

1974 Chino Valley Bank formed 1981 CVB Financial Corp. (holding company formed) 1996 Chino Valley Bank becomes Citizens Business Bank 2001 CVB Financial listed on NASDAQ ("CVBF") 3 CVB Financial Corp.

Headquarters Ontario, California Origin August 9, 1974 Business Financial Centers 43 Commercial Banking Centers 4 Assets $6.6 Billion Deposits $3.5 Billion Loans $3.7 Billion Market Capitalization $991 Million 4 CVB Financial Corp. December 31, 2008

Edward J. Biebrich Jr. Executive Vice President 27 Years 11 Years Chief Financial Officer Todd E. Hollander Executive Vice President 18 Years 1 Year Sales Division Christopher D. Myers President 24 Years 3 Years Chief Executive Officer Yamynn De Angelis Executive Vice President 30 Years 22 Years Chief Risk Officer Elsa Zavala Executive Vice President 29 Years 16 Years Chief Information Officer Chris A. Walters Executive Vice President 22 Years 2 Years CitizensTrust Banking CVB Name Position Experience Service CVB Financial Corp. Senior Leadership Team 5 Larry Zivelonghi Executive Vice President 29 Years 16 Years Dairy & Livestock Industries Group Jim Dowd Executive Vice President 32 Years 1 Year Chief Credit Officer Vince L. Gottuso Senior Vice President 23 Years 16 Years Sales Division Ted Dondanville Senior Vice President 27 Years 11 Years Commercial Banking Center

Nancy A. Sinclair Senior Vice President 40 Years 12 Years The Marketing Group James E. Mead Senior Vice President 34 Years 16 Years Regional Manager - San Gabriel Valley Mark Richardson Senior Vice President 20 Years 16 Years Real Estate Banking Group David Brager Senior Vice President 23 Years 5 Years Regional Manager - Central Valley Mike Mulcahy Senior Vice President 31 Years 2 Years Regional Manager - South Bay Average: 26 Years 10 Years Banking CVB Name Position Experience Service Tim Noone Senior Vice President 26 Years 2 Years Specialty Banking Group David M. Krebs Senior Vice President 15 Years 6 Years Human Resources Paul Russ Senior Vice President 25 Years 11 Years Regional Manager - Inland Empire Mike Helmuth Senior Vice President 27 Years 16 Years Regional Manager - Orange County CVB Financial Corp. Senior Leadership Team

The Vision "The vision of CVB Financial Corp. is to be recognized as the premier relationship financial institution for businesses and professionals in California with earnings growth of 15.0% a year, a return on equity of 20.0% and a return on assets of 1.35%." 7

The Mission "The Mission of CVB Financial Corp. is to achieve superior performance and rank in the top 10% of all financial institutions in the nation in return on equity and return on assets. This will be achieved by delivering the finest in financial products and services through relationship banking commitments with businesses and professionals in the Inland Empire, Los Angeles County, Orange County and the Central Valley areas of California. It will be supported by an unqualified commitment to our five core values." 8

5 Core Values Financial Strength Superior People Customer Focus Cost Effective Operation Having Fun 9

Bank Ratings & Awards U.S. Banker Magazine (2008) 6th Ranked Bank in the Nation (3-year ROE) U.S. Banker Magazine (2007) Top Business Bank in the Nation 15th Ranked Bank in the Nation America's Finest Companies investment directory # 318 out of 19,000 U.S. public companies. Bank Director Magazine 14th Ranked Bank in the Nation The Findley Report 27 Consecutive Years - Premier Performing Bank 17 Consecutive Years - Super Premier Performing Bank Fitch Ratings BBB+ (January 2009) 10

CVB Financial Corp. December 31, 2008 Financial Performance 11

CVB Financial Corp. CVB Financial Corp. *Earnings before securities gains & losses, OREO gains & losses, provisions for OREO & loan losses, provision for unfunded commitments, and income taxes. 12

Yields/Spreads Yields/Spreads 13

14 Loan Growth - Average Growth 179,763 283,075 279,572 Total Average Loan Growth - $2.4 Billion

CVB Financial Corp. Loan Growth + Loan Quality 15

Loan Portfolio: Performance Loan Portfolio: Performance 16

Loan Portfolio $3.7 Billion 17 Orange County 14% Central Valley 18% Inland Empire 22%

18 Loan Portfolio $3.7 Billion Residential Construction and Land - 2.7% Commercial Construction and Land - 6.7% Commercial Real Estate - 51.9% SFR Mortgage - 8.9% Commercial and Industrial - 9.9% Dairy and Livestock - 12.3% Other - 7.6%

Residential Real Estate Construction & Land Loans Total: $101 Million 19 Los Angeles County 24% Inland Empire 20% Central Valley 26% Orange County 10% San Diego County 12% Other - 8.0%

Commercial Real Estate Construction & Land Loans Total: $251 Million 20 LA County - 19% Inland Empire - 41% Orange County - 11% Central Valley - 15% Other - 14% San Diego - 0% Land: $38 Million Construction: $213 Million

Capital Ratios 21

Capital Ratios Capital Ratios 22

As of 12/31/08 $3.7 Billion in Loans $17.7 Million in Non- Performing Loans $6.6 Million in Real Estate Owned 23

24 $24.2 Million in N.P.A./Oreo (000's) OREO - $6,565 Residential Construction & Land - $7,524 Mortgage Pools - $3,116 Commercial - $6,732 Consumer - $312

CVB Financial Corp. Investment Portfolio 25

Investment Portfolio $2.5 Billion 26 Agency 1.12%

Municipal Securities Underlying Rating Breakdown Total: $684 Million 27 Not Rated - Pre-refunded 3.06% Not Rated - General Obligation 10.37% Rated - Investment Grade AA or better 44.81% Rated-Investment Grade BAA or better 2.97% Rated-Invested grade AAA or better 26.45%

Investment Portfolio: $2.5 Billion --Mark to Market-- (CHART)

CVB Financial Corp. Shareholder Performance 29

WKBI Evaluation Feb. 2008 WKBI Evaluation Feb. 2008 30

WKBI Evaluation Feb. 2009 WKBI Evaluation Feb. 2009 31

Peer Banks ($2-16 Billion in Assets) 32 Share Price1/1/07 Share Price2/9/09 % Change Westamerica 50.63 48.28 (4.64%) CVBF 13.15 9.91 (24.64%) Bank of Hawaii 53.95 39.80 (26.23%) City National 71.20 23.11 (50.43%) SVB Financial Corp. 46.62 35.29 (50.44%) Pacific Western 52.27 10.91 (62.93%) Pacific Capital 33.58 18.26 (65.07%) Umpqua Holdings 29.43 10.47 (68.82%) East West Bank 35.42 10.41 (70.61%) UCBH Holdings 17.56 2.38 (86.45%)

33 Comparison of Cumulative Total Shareholder Return CVB Financial Corp. NASDAQ Market Index S & PIndex 1/1/2000 100.00 100.00 100.00 2/9/2009 220.77 42.03 67.59 Annual Increase 9.08% (9.07%) (4.21%)

CVBF Stock Price 34 34

CVB Financial Corp. Financial Comparison 35

Efficiency Ratio December 31, 2008 36 36 Source: SNL Efficiency Ratio: Non-interest expense before OREO expenses, amortization of intangibles and goodwill impairments as a percent of taxable equivalent net interest income (before provision for loan losses) and non-interest income excluding any non-recurring items

Non-Performing Assets December 31, 2008 December 31, 2008 December 31, 2008 37

Non-Interest Bearing Deposits December 31, 2008 38

CVB Financial Corp Performance as of December 2008 Performance as of December 2008 Performance as of December 2008 Source: Federal Deposit Insurance Corporation 39 CA Banks & US Banks: 9/30/08

40 *Assets in millions. California Banks Rank Peer Bank Asset Size * 1 Union Bank of California $69,850 2 Bank of the West $66,890 3 City National Bank $16,456 4 United Commercial Bank $13,021 5 East-West Bank $12,424 6 Cathay Bank $11,594 7 California Bank & Trust $10,145 8 Silicon Valley Bank $10,023 9 Pacific Capital Bank $9,574 10 CVB Financial $6,650 11 California National Bank $6,310 12 Pacific Western Bank $4,496 13 Westamerica Bank $4,033

41 Our Next Move Strategy Strategy

Target Customer The best privately-held and/or family- owned businesses throughout California Annual revenues of $1-200 million Top 25% in their respective industry Full relationship banking 42

Citizens Business Bank 43 Business Financial Centers Acquisition: 30 Branch Locations DeNovo: 13 Branch Locations 4 Commercial Banking Centers 43

30 Branch Locations: Acquisitions Bank Name Date Acquired # of Locations Lloyds Bank (Branch) El Dorado Bank (Branch) Independent National Bank Huntington Bank Fontana National Bank Mid-City Bank Western Industrial National Bank Pioneer Bank Vineyard Bank (Branch) Citizens Bank of Pasadena Orange National Bank Western Security Bank Kaweah National Bank Granite State Bank First Coastal Bank 1983 1986 1986 1987 1993 1993 1994 1994 1995 1996 1999 2002 2003 2005 2007 1 1 1 2 1 1 1 1 1 4 6 1 4 2 3 12/31/08 Total Assets $111,787 $184,610 $138,616 $244,974 $32,145 $89,144 $89,599 $45,203 $61,134 $341,248 $374,167 $263,070 $143,495 $90,744 $109,315 Total: $1,100,587 (in thousands) 44 $2,319,251 30

13 Branch Locations: DeNovo Date Opened Chino Corona Upland Ontario Colton Ontario Airport Riverside Tri City Glendale Bakersfield Fresno Madera Stockton 12/31/08 Assets 1974 1977 1980 1980 1984 1987 1990 1990 1999 2001 2003 2005 2007 Branch Name $227,155 $131,585 $111,884 $99,150 $34,446 $222,978 $84,164 $166,757 $107,001 $55,108 $150,937 $29,239 $14,645 Total: $1,435,049 (in thousands) 45

Four Commercial Banking Centers: DeNovo 46 (000's) Date Opened Loans Deposits S.F. Valley Feb. 2008 $5,920 $125,005 Orange County April 2008 $8,017 $3,709 Inland Empire June 2008 $10,604 $27,118 South Bay August 2008 $160 $10,156 Total $24,701 $165,988 As of 2/13/09

47 Geographic Expansion

Existing Locations 48

2009 DeNovo Expansion San Fernando Valley CBC Inland Empire CBC South Bay CBC Orange County CBC LA Metro CBC West LA CBC

50 Acquisition Strategy

Business Line Expansion Commercial Banking Centers Specialty Banking Group CitizensTrust 51

Commercial Banking centers Focus exclusively on businesses with annual revenues of $10 million or greater. Focus on seven-figure deposit and loan relationships (or higher) Located on an 'upstairs' floor of a mid-rise office building with other business professionals (CPA Firms, Law Firms, etc.) Office building location must be adjacent to concentrations of manufacturers, wholesalers, etc. 52

Commercial Banking Centers Specialty Banking Group CitizensTrust 53 Business Line Expansion

Professional Services Not for Profit Services Healthcare/ Medical Services Property Management & HOA Services Title/Escrow Services Government Services 54 Specialty Banking Group

Specialty Banking Group Totals (Escrow, Title & Property Management) 12/31/08 12/31/08 12/31/08 12/31/08 55

Commercial Banking Centers Specialty Banking Group CitizensTrust 56 Business Line Expansion

57 $2.3 Billion in total assets $782 Million in assets under management

New Fee Income 58 2006 2007 2008 Investment Services $384,163 $323,482 $602,823 Wealth Management $461,707 $570,624 $808,755

Diversifier Conversion Project/Results Project/Results Project/Results 59

Swap Fee Income 60 60 2009 Goal=$1,200,000 New Fee Income

Critical Few Risk Management Credit Management: Special Asset Management New Product Implementation & Support Same Store Sales Growth & Expansion

Citizens Business Bank: Our 10 Year Vision Citizens Business Bank will become the dominant financial services company operating throughout the State of California, servicing the comprehensive financial needs of privately-held businesses (and their owners) with annual sales/revenues of $1 to 200 million dollars. 62

Why 'CVBF'? 63 Strong Credit Quality Liability Sensitive Balance Sheet Positive Growth Metrics New Growth Initiatives Local Competition is Diminished

64 Questions..... CVB Financial Corp.